                                                                   Exhibit 99.1


THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. IF YOU ARE IN ANY DOUBT AS TO THE ACTION TO BE TAKEN, YOU SHOULD IMMEDIATELY CONSULT YOUR BROKER, BANK MANAGER, LAWYER, ACCOUNTANT, INVESTMENT ADVISOR OR OTHER PROFESSIONAL.

     This document relates to an exchange offer and consent solicitation (together, the "EXCHANGE OFFER") being made by Hawk Corporation, a corporation organized under the laws of the State of Delaware ("HAWK"). The Exchange Offer is described in the Prospectus and Consent Solicitation Statement dated
            , 2002 (as the same may be amended, supplemented or modified from time to time, the "PROSPECTUS") and in this Consent and Letter of Transmittal. All terms and conditions contained in the Prospectus are deemed to be incorporated in and form a part of this Consent and Letter of Transmittal. Therefore, you are urged to read the Prospectus carefully. The terms and conditions contained in the Prospectus, together with the terms and conditions governing this Consent and Letter of Transmittal and the instructions herein, are collectively referred to below as the "TERMS AND CONDITIONS."

     CUSTODIAL ENTITIES THAT ARE DTC PARTICIPANTS MUST TENDER OLD NOTES THROUGH THE AUTOMATED TENDER OFFER PROGRAM MAINTAINED BY DTC ("ATOP"). A CONSENT AND LETTER OF TRANSMITTAL NEED NOT ACCOMPANY TENDERS EFFECTED THROUGH ATOP.

                       CONSENT AND LETTER OF TRANSMITTAL

                                  RELATING TO

                           OFFER BY HAWK CORPORATION
                                  TO EXCHANGE

          $          OF      % SENIOR NOTES DUE 2   (THE "NEW NOTES"),
   OF WHICH $          IN PRINCIPAL AMOUNT CONSTITUTES A CONSENT PAYMENT FOR
                               CONSENTS RECEIVED
                     PRIOR TO THE CONSENT PAYMENT DEADLINE
                                      FOR
                  EACH $1,000 PRINCIPAL AMOUNT OF OUTSTANDING
               10 1/4% SENIOR NOTES DUE 2003 (CUSIP 420089AA2) OR
   SERIES B 10 1/4% SENIOR NOTES DUE 2003 (CUSIP 420089AC8) (THE "OLD NOTES")

 AND SOLICITATION OF CONSENTS TO AMEND THE INDENTURE RELATING TO THE OLD NOTES

      PURSUANT TO THE PROSPECTUS AND CONSENT SOLICITATION STATEMENT DATED
                                           , 2002

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON           ,
2002, UNLESS EXTENDED (SUCH DATE, AS THE SAME MAY BE EXTENDED, THE "EXPIRATION DATE"). HOLDERS WHO WISH TO PARTICIPATE IN THE EXCHANGE OFFER MUST TENDER THEIR OLD NOTES PURSUANT TO THE EXCHANGE OFFER ON OR PRIOR TO THE EXPIRATION DATE. TENDERS OF OLD NOTES MAY BE WITHDRAWN AT ANY TIME BEFORE HAWK NOTIFIES THE TRUSTEE FOR THE OLD NOTES THAT IT HAS RECEIVED VALID AND UNREVOKED CONSENTS REPRESENTING A MAJORITY IN AGGREGATE PRINCIPAL AMOUNT OF THE OLD NOTES.

THE CONSENT PAYMENT DEADLINE (THE TIME BY WHICH HOLDERS MUST TENDER TO RECEIVE THE CONSENT PAYMENT) WILL BE 5:00 P.M., NEW YORK CITY TIME, ON THE LATER TO OCCUR OF THE DATE HAWK RECEIVES THE REQUIRED CONSENTS TO AMEND THE OLD INDENTURE
OR             , 2002.

                 The Exchange Agent for the Exchange Offer is:

                                  [HSBC LOGO]

                  By Mail, Overnight Courier or Hand Delivery:

                                 HSBC Bank USA
                                One Hanson Place
                                  Lower Level
                            Brooklyn, New York 11243

                 By Facsimile (for Eligible Institutions only):
                                 (718) 488-4488

                             Confirm by Telephone:
                                 (718) 488-4475

      DELIVERY OF THIS CONSENT AND LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION VIA FACSIMILE TO A NUMBER, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE VALID DELIVERY.

     HOLDERS WHO VALIDLY TENDER AND DO NOT WITHDRAW OLD NOTES ARE DEEMED TO HAVE DELIVERED THEIR CONSENTS TO THE PROPOSED AMENDMENTS (AND MAY NOT TENDER OLD NOTES IN THE EXCHANGE OFFER WITHOUT BEING DEEMED TO HAVE DELIVERED CONSENTS). HOLDERS MAY NOT DELIVER CONSENTS WITHOUT TENDERING THEIR OLD NOTES IN THE EXCHANGE OFFER.

     The instructions contained herein and in the Prospectus should be read carefully before this Consent and Letter of Transmittal is completed.

     List below the Old Notes to which this Consent and Letter of Transmittal relates. If the space provided below is inadequate, list the certificate numbers and principal amounts on a separately executed schedule and affix the schedule to this Consent and Letter of Transmittal. Tenders of Old Notes will be accepted only in denominations of $1,000 and integral multiples of $1,000.

---------------------------------------------------------------------------------------------------------------------------
                             DESCRIPTION OF OLD NOTES TENDERED AND FOR WHICH CONSENT IS GIVEN
---------------------------------------------------------------------------------------------------------------------------
 NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S) OR NAME OF                           AGGREGATE         PRINCIPAL AMOUNT
    DTC PARTICIPANT AND PARTICIPANT'S DTC ACCOUNT NUMBER                              PRINCIPAL        TENDERED AND AS TO
                IN WHICH OLD NOTES ARE HELD                      CERTIFICATE           AMOUNT            WHICH CONSENTS
                 (PLEASE FILL IN, IF BLANK)                       NUMBER(S)         REPRESENTED**          ARE GIVEN
---------------------------------------------------------------------------------------------------------------------------

                                                               ---------------------------------------------------------

                                                               ---------------------------------------------------------

                                                               ---------------------------------------------------------

                                                               ---------------------------------------------------------

                                                               ---------------------------------------------------------

                                                               ---------------------------------------------------------

                                                               ---------------------------------------------------------
            TOTAL PRINCIPAL AMOUNT OF OLD NOTES
---------------------------------------------------------------------------------------------------------------------------
  * Need not be completed by holders tendering by book-entry transfer (see below).
 ** Unless otherwise indicated in the column labeled "Principal Amount Tendered and as to Which Consents are Given" and
    subject to the Terms and Conditions of the Prospectus, a holder will be deemed to have tendered the entire aggregate principal amount represented by the Old Notes indicated in the column labeled "Aggregate Principal Amount Represented."
    See Instruction 5.
---------------------------------------------------------------------------------------------------------------------------

     HOLDERS WHO WISH TO PARTICIPATE IN THE EXCHANGE OFFER MUST VALIDLY TENDER (AND NOT WITHDRAW) THEIR OLD NOTES ON OR PRIOR TO THE EXPIRATION DATE. HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE THE CONSENT PAYMENT MUST VALIDLY TENDER (AND NOT WITHDRAW) THEIR OLD NOTES ON OR PRIOR TO THE CONSENT PAYMENT DEADLINE.

[ ] CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH DTC AND COMPLETE THE
     FOLLOWING:

     Name of Tendering Institution:
    ----------------------------------------------------------------------------
     Account Number with DTC:
    ----------------------------------------------------------------------------
     Transaction Code Number:
    ----------------------------------------------------------------------------

[ ]  CHECK HERE IF CERTIFICATES REPRESENTING TENDERED NOTES ARE ENCLOSED
     HEREWITH

     By the execution hereof, the undersigned acknowledges receipt of the Prospectus and this Consent and Letter of Transmittal and instructions hereto, which together constitute (a) Hawk's offer to exchange the Old Notes, upon the terms and subject to the conditions set forth in the Prospectus, and (b) as part of the Exchange Offer, Hawk's solicitation of consents (the "CONSENTS") from each holder to the proposed amendments (the "PROPOSED AMENDMENTS") to the Indenture, dated as of November 27, 1996 (as amended and supplemented from time to time, the "OLD INDENTURE"), among Hawk, the guarantors named therein and HSBC Bank USA, as trustee (the "TRUSTEE"), pursuant to which the Old Notes were issued. Holders who tender Old Notes under this Consent and Letter of Transmittal on or prior to the Expiration Date will be deemed to have delivered their Consents to the Proposed Amendments in respect of their Old Notes.

     This Consent and Letter of Transmittal is to be used by holders if (a) tender of Old Notes is to be made by book-entry transfer to the account of HSBC Bank USA (the "EXCHANGE AGENT") at the Depository Trust Company ("DTC") and instructions are not being transmitted through ATOP, pursuant to the procedures set forth in the Prospectus under "The Exchange Offer -- Book-Entry Delivery Procedures for Tendering Old Notes Held by DTC," by any financial institution that is a participant in DTC (a "PARTICIPANT") and whose name appears on a security position listing as the owner of Old Notes, or (b) certificates representing Old Notes are to be physically delivered herewith to the Exchange Agent by holders pursuant to the procedures set forth in the Prospectus under "The Exchange Offer -- Procedures for Tendering and Consenting." Delivery of documents to DTC does not constitute delivery to the Exchange Agent. Unless the undersigned intends to tender Old Notes through ATOP, the undersigned should complete, execute and deliver this Consent and Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

     All capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Prospectus.

     The instructions included with this Consent and Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Prospectus or this Consent and Letter of Transmittal must be directed to D.F. King & Co., Inc., the Information Agent, at the address and telephone numbers set forth on the back cover page of this Consent and Letter of Transmittal. See Instruction 13 below.

     Holders that are tendering by book-entry transfer to the Exchange Agent's account at DTC can execute the tender through ATOP, for which the transaction will be eligible, by electronically transmitting their acceptance through ATOP. DTC Participants that are accepting the Exchange Offer must transmit their acceptance to DTC, which will verify the acceptance and execute a book-entry delivery to the Exchange Agent's DTC account. DTC will then send an "Agent's Message" to the Exchange Agent for its acceptance. An Agent's Message is a message transmitted by DTC to and received by the Exchange Agent, and forming part of a book-entry confirmation, that states that DTC has received an express acknowledgement from a Participant tendering Old Notes that the Participant has received and agrees to be bound by the terms of this Consent and Letter of Transmittal and that Hawk may enforce the agreement against the Participant. Delivery of the Agent's Message will satisfy the terms of the Exchange Offer as to execution and delivery of a Consent and Letter of Transmittal by the Participant identified in the Agent's Message. A Consent and Letter of Transmittal need not accompany tenders effected through ATOP.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

LADIES AND GENTLEMEN:

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to Hawk the principal amount of Old Notes indicated above and thereby is deemed to have consented to the Proposed Amendments in respect of such Old Notes.

     Subject to, and effective upon, the issuance of the New Notes each of the undersigned hereby:

     (i) irrevocably sells, assigns and transfers to or upon Hawk's order or the order of its nominee, all right, title and interest in and to, and any and all claims in respect of or arising or having arisen as a result of such holder's status as a holder of, all Old Notes tendered thereby, such that thereafter the undersigned shall have no contractual or other rights or claims in law or equity against Hawk or any fiduciary, trustee, fiscal agent or other person connected with the Old Notes arising under, from or in connection with such Old Notes;

     (ii) waives any and all rights with respect to the Old Notes tendered thereby (including, without limitation, any existing or past defaults and their consequences in respect of such Old Notes); and

     (iii) releases and discharges Hawk, the guarantors of the Old Notes and the Trustee from any and all claims such holder may have, now or in the future, arising out of or related to the Old Notes tendered thereby, including, without limitation, any claims that such holder is entitled to receive additional principal or interest payments with respect to the Old Notes tendered thereby (other than as expressly provided in the Prospectus and in this Consent and Letter of Transmittal) or to participate in any redemption or defeasance of the Old Notes tendered thereby.

     In addition, each of the undersigned hereby represents, warrants and agrees that:

     (i)   it has received and reviewed the Prospectus;

     (ii) it is the Beneficial Owner (as defined below) of, or a duly authorized representative of one or more such Beneficial Owner of, the Old Notes tendered thereby and it has full power and authority
           (a) to execute this Consent and Letter of Transmittal, and (b) to Consent to the Proposed Amendments to the Old Indenture as set forth under "The Consent Solicitation -- The Proposed Amendments" or to deliver a duly executed Consent from a person or entity having such power and authority;

     (iii) the Old Notes being tendered thereby were owned as of the date of tender, free and clear of any liens, charges, claims, encumbrances, interests and restrictions of any kind, and acknowledges that Hawk will acquire good, indefeasible and unencumbered title to such Old Notes, free and clear of all liens, charges, claims, encumbrances, interests and restrictions of any kind, when Hawk accepts the same;

     (iv) it will not sell, pledge, hypothecate or otherwise encumber or transfer any Old Notes tendered thereby from the date of this Consent and Letter of Transmittal and agrees that any purported sale, pledge, hypothecation or other encumbrance or transfer will be void and of no effect;

     (v) in evaluating the Exchange Offer and in making its decision whether to participate therein by submitting a Consent and Letter of Transmittal and tendering its Old Notes, such holder has made its own independent appraisal of the matters referred to in the Prospectus and this Consent and Letter of Transmittal and in any related communications and is not relying on any statement, representation or warranty, express or implied, made to such holder by Hawk or the dealer manager other than those contained in the Prospectus (as supplemented to the Expiration Date);

     (vi) the execution and delivery of this Consent and Letter of Transmittal shall constitute an undertaking to execute any further documents and give any further assurances that may be required in connection with any of the foregoing, in each case on and subject to the Terms and Conditions set out or referred to in the Prospectus;

     (vii) the submission of the Consent and Letter of Transmittal to the Exchange Agent shall, subject to a holder's ability to withdraw its Consent, and subject to the Terms and Conditions of the Exchange Offer generally, constitute the irrevocable appointment of the Exchange Agent as its attorney and agent, and an irrevocable instruction to such attorney and agent to complete and execute all or any form(s) of transfer and other document(s) at the discretion of such attorney and agent in relation to the Old Notes tendered thereby in favor of Hawk or such other person or persons as Hawk may direct and to deliver such form(s) of transfer and other document(s) in the attorney's and agent's discretion and/or the certificate(s) and other document(s) of title relating to such Old Notes' registration and to execute all such other documents and to do all such other acts and things as may be in the opinion of such attorney or agent necessary or expedient for the purpose of, or in connection with, the acceptance of the exchange offer, and to vest in Hawk or its nominees such Old Notes;

     (viii) subject to a holder's ability to withdraw its Consent, and subject to the Terms and Conditions of the Exchange Offer generally, the submission of this Consent and Letter of Transmittal to the Exchange Agent constitutes the irrevocable appointment by the tendering holder of Old Notes of the Exchange Agent as proxy to approve on its behalf, and to vote in favor of, the Proposed Amendments to the Old Indenture substantially in the form described under "The Consent Solicitation -- The Proposed Amendments" at any duly called meeting of noteholders and at any adjournment thereof, or to execute on its behalf any written instrument evidencing such amendments; and

     (ix) that the Terms and Conditions of the Exchange Offer shall be deemed to be incorporated in, and form a part of, this Consent and Letter of Transmittal which shall be read and construed accordingly.

     The representations and warranties and agreements of a holder tendering Old Notes shall be deemed to be repeated and reconfirmed on and as of the Expiration Date. For purposes of the Exchange Offer, the "Beneficial Owner" of any Old Notes shall mean any holder that exercises sole investment discretion with respect to the Old Notes.

     Consents from holders of a majority in aggregate outstanding principal amount of Old Notes (the "REQUIRED CONSENTS") must be received in order to amend the Old Indenture governing the Old Notes in the manner contemplated by the Proposed Amendments. Upon receipt of the Requisite Consents with respect to the Old Notes and satisfaction of the conditions set forth in Old Indenture, Hawk intends to execute a supplemental indenture to the Old Indenture providing for the Proposed Amendments promptly after the Expiration Date (the "SUPPLEMENTAL INDENTURE"). The Old Notes will not be accepted for exchange until the Supplemental Indenture has been executed. The Proposed Amendments will not become operative unless and until the Old Notes are accepted for exchange by Hawk. The undersigned understands that tenders of Old Notes and the related Consents may not be revoked after Hawk notifies the Trustee for the Old Notes that it has received valid and unrevoked Consents representing a majority in aggregate principal amount of the Old Notes

     The undersigned understands that tenders of Old Notes pursuant to any of the procedures described in the Prospectus and in the instructions hereto and acceptance thereof by Hawk will constitute a binding agreement between the undersigned and Hawk, upon the terms and subject to the conditions of the Exchange Offer.

     The undersigned understands that tenders of Old Notes may be withdrawn at any time prior to the time Hawk notifies the Trustee for the Old Notes that it has received valid and unrevoked Consents representing a majority in aggregate principal amount of the Old Notes. A valid withdrawal of tendered Old Notes prior to the time Hawk notifies the Trustee for the Old Notes that it has received valid and unrevoked Consents representing a majority in aggregate principal amount of the Old Notes will constitute the concurrent valid revocation of such holder's related Consent. For a holder to revoke a Consent, a holder must withdraw the related tendered Old Notes prior to the time Hawk notifies the Trustee for the Old Notes that it has received valid and unrevoked Consents representing a majority in aggregate principal amount of the Old Notes.

     The undersigned understands that Hawk will be deemed to have accepted for exchange validly tendered Old Notes if, as and when Hawk gives oral or written notice thereof to the Exchange Agent.

     Consents received by the Exchange Agent will be deemed to have been accepted if, as and when Hawk gives written notice to the Trustee of the receipt by the Exchange Agent of the Requisite Consents and the Supplemental Indenture is executed.

     The undersigned understands that Hawk's obligation to issue the New Notes pursuant to the Exchange Offer is conditioned upon the satisfaction of the conditions set forth in the Prospectus. For example:

     (i) Hawk must receive valid and unrevoked tenders and Consents representing at least a majority in aggregate outstanding principal amount of Old Notes.

     (ii) Hawk must have successfully completed the refinancing of its existing senior secured credit facility or terms satisfactory to it in its sole discretion.

     (iii) Hawk must receive the requisite consents from the lenders under its new senior secured credit facility.

     The above list of conditions is not exhaustive. For more information, see "The Exchange Offer -- Conditions to the Exchange Offer" in the Prospectus. Any Old Notes not accepted for exchange will be returned promptly to the undersigned at the address set forth above unless otherwise indicated herein under "Special Delivery Instructions."

     All authority conferred or agreed to be conferred by this Consent and Letter of Transmittal shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Consent and Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives.

     The undersigned understands that the delivery and surrender of the Old Notes is not effective, and the risk of loss of the Old Notes does not pass to the Exchange Agent, until receipt by the Exchange Agent of this Consent and Letter of Transmittal (or a manually signed facsimile hereof) properly completed and duly executed, together with all accompanying evidences of authority and any other required documents in form satisfactory to Hawk, or, in addition, in the case of tender through DTC's ATOP system, receipt of a properly transmitted Agent's Message. All questions as to the form of all documents and the validity (including time of receipt) and acceptance of tenders and withdrawals of Old Notes and deliveries and revocations of Consents will be determined by Hawk, in its sole discretion, which determination shall be final and binding.

     Unless otherwise indicated under "Special Issuance Instructions," in the case the Old Notes were not delivered by book-entry, please issue any certificates representing Old Notes not tendered or, if tendered, not accepted for exchange, in the name(s) of the holder(s) appearing under "Description of Old Notes." Similarly, unless otherwise indicated under "Special Delivery Instructions," in the case the Old Notes were not delivered by book-entry, please return any certificates representing Old Notes not tendered or not accepted for exchange (and accompanying documents, as appropriate), to the address(es) of the holder(s) appearing under "Description of Old Notes." In the event that both the Special Issuance Instructions and the Special Delivery Instructions are completed, please, in the case that notes were not delivered by book-entry, return any certificates representing Old Notes not tendered or, if tendered, not accepted for exchange (and any accompanying documents, as appropriate), in the name(s) of and to the person or persons so indicated. In the case of a book-entry delivery of Old Notes, please credit the account maintained at DTC with any Old Notes not tendered or not accepted for exchange. In the case of a tender through DTC's ATOP system, please effect the exchange through the ATOP system. The undersigned recognizes that Hawk does not have any obligation pursuant to the Special Issuance Instructions to transfer any Old Notes from the name of the holder thereof if Hawk does not accept for exchange any of the Old Notes so tendered.

     In each and any case, please deliver the New Notes in accordance with the "Delivery Instructions" set out below.

                                PLEASE SIGN HERE
                   (TO BE COMPLETED BY ALL TENDERING HOLDERS)

     The completion, execution and delivery of this Consent and Letter of Transmittal on or prior to the Expiration Date will be deemed to constitute a Consent to the Proposed Amendments.

     This Consent and Letter of Transmittal must be signed by the registered holder(s) of Old Notes exactly as their name(s) appear(s) on certificate(s) for Old Notes or, if tendered by a Participant, exactly as such Participant's name appears on a security position listing as the owner of Old Notes, or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted with this Consent and Letter of Transmittal. If the signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under "Capacity" and submit evidence satisfactory to Hawk of such person's authority to so act. See Instruction 6 below.

     If the signature appearing below is not of the registered holder(s) of the Old Notes, then the registered holder(s) must sign a valid proxy.

X
--------------------------------------------------------------------------------

X
--------------------------------------------------------------------------------
               (Signature(s) of Holder(s) or Authorized Signatory)

Dated:
---------------, 2002

Name(s):
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (Please Print)

Capacity:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Address(es) (including zip or postal code and country):
--------------------------------------------------------------

--------------------------------------------------------------------------------

Area Code and Telephone No.:
--------------------------------------------------------------------------------

                   PLEASE COMPLETE SUBSTITUTE FORM W-9 HEREIN

                              SIGNATURE GUARANTEE
                        (SEE INSTRUCTIONS 1 AND 6 BELOW)

Certain Signatures Must be Guaranteed by a Medallion Signature Guarantor

--------------------------------------------------------------------------------
         (Name of Medallion Signature Guarantor Guaranteeing Signature)

--------------------------------------------------------------------------------
    (Address (including zip or postal code and country) and Telephone Number
                         (including area code) of Firm)

--------------------------------------------------------------------------------
                             (Authorized Signature)

--------------------------------------------------------------------------------
                                 (Printed Name)

--------------------------------------------------------------------------------
                                    (Title)

Date:
---------------, 2002

                      DELIVERY INSTRUCTIONS FOR NEW NOTES
                   (TO BE COMPLETED BY ALL TENDERING HOLDERS
                 OF CERTIFICATED OLD NOTES; SEE INSTRUCTION 7)

Name of custodian bank:
--------------------------------------------------------------------------------
Account number of holder at custodian bank:
        ------------------------------------------------------------------------

----------------------------------------------------------------
                 SPECIAL ISSUANCE INSTRUCTIONS
               (SEE INSTRUCTIONS 5, 6, 7 AND 8)
    To be completed ONLY if certificates for Old Notes in a
    principal amount not tendered or not accepted for
    exchange are to be issued in the name of someone other
    than the person or persons whose signature(s) appear(s)
    within this Consent or Letter of Transmittal or issued
    to an address different from that shown in the box
    entitled "Description of Old Notes" within this Consent
    or Letter of Transmittal.
    Name:
    --------------------------------------------------------
                         (PLEASE PRINT)

    Address:
             -----------------------------------------------
    --------------------------------------------------------
    --------------------------------------------------------
                         (PLEASE PRINT)
    Zip or Postal Code:
                        ------------------------------------

    Country:
             -----------------------------------------------
    --------------------------------------------------------
    TAXPAYER IDENTIFICATION OR SECURITY NUMBER
    (SEE SUBSTITUTE FORM W-9 HEREIN)
----------------------------------------------------------------

----------------------------------------------------------------
                 SPECIAL DELIVERY INSTRUCTIONS
                (SEE INSTRUCTIONS 5, 6, 7 AND 8)
    To be completed ONLY if certificates for Old Notes in a
    principal amount not tendered or not accepted for
    exchange are to be sent to someone other than the person
    or persons whose signature(s) appear(s) within this
    Consent or Letter of Transmittal to an address different
    from that shown in the box entitled "Description of Old
    Notes" within this Consent or Letter of Transmittal.
    Name:
    --------------------------------------------------------
                         (PLEASE PRINT)

    Address:
             -----------------------------------------------
    --------------------------------------------------------
    --------------------------------------------------------
                         (PLEASE PRINT)
    Zip or Postal Code:
                        ------------------------------------
    Country:
             -----------------------------------------------

----------------------------------------------------------------

                              SIGNATURE GUARANTEE
                           (SEE INSTRUCTION 1 BELOW)
                   CERTAIN SIGNATURES MUST BE GUARANTEED BY A
                         MEDALLION SIGNATURE GUARANTOR

--------------------------------------------------------------------------------
         (NAME OF MEDALLION SIGNATURE GUARANTOR GUARANTEEING SIGNATURE)

--------------------------------------------------------------------------------
    (ADDRESS (INCLUDING ZIP OR POSTAL CODE AND COUNTRY) AND TELEPHONE NUMBER
                         (INCLUDING AREA CODE) OF FIRM)

--------------------------------------------------------------------------------
                             (AUTHORIZED SIGNATURE)

--------------------------------------------------------------------------------
                                 (PRINTED NAME)

--------------------------------------------------------------------------------
                                    (TITLE)

Date:                                 , 2002
     ------------------------------------

                   INSTRUCTIONS FORMING PART OF THE TERMS AND
                      CONDITIONS OF THE EXCHANGE OFFER AND
                              CONSENT SOLICITATION

     BENEFICIAL OWNERS WHOSE OLD NOTES ARE REGISTERED IN THE NAME OF A BROKER, DEALER, COMMERCIAL BANK, TRUST COMPANY OR OTHER NOMINEE MUST CONTACT SUCH BROKER, DEALER, COMMERCIAL BANK, TRUST COMPANY OR OTHER NOMINEE IF THEY DESIRE TO TENDER OLD NOTES AND DELIVER CONSENTS WITH RESPECT TO OLD NOTES SO REGISTERED. SEE "THE EXCHANGE OFFER -- PROCEDURES FOR TENDERING AND CONSENTING" IN THE PROSPECTUS.

     1. GUARANTEE OF SIGNATURES. Signatures on this Consent and Letter of Transmittal must be guaranteed by a recognized participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange, Inc. Medallion Signature Program or the Stock Exchange Medallion Program (each a "MEDALLION SIGNATURE GUARANTOR"), unless the Old Notes tendered thereby are tendered (a) by a holder of Old Notes (or by a Participant in DTC whose name appears on a security position listing as the owner of such Old Notes) who has not completed any of the boxes entitled "Special Issuance Instructions" or "Special Delivery Instructions" in this Consent and Letter of Transmittal or (b) for the account of a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States (each of the foregoing being referred to as an "ELIGIBLE INSTITUTION"). If the Old Notes are registered in the name of a person other than the signer of this Consent and Letter of Transmittal or if the Old Notes are not tendered or, if tendered, not accepted for exchange are to be returned to a person other than the registered holder, then the signature on this Consent and Letter of Transmittal accompanying the tendered Old Notes must be guaranteed by a Medallion Signature Guarantor as described above.

     2. REQUIREMENTS OF TENDER. This Consent and Letter of Transmittal is to be completed by holders of Old Notes if certificates representing such Old Notes are to be forwarded herewith, or if delivery of such Old Notes is to be made by book-entry transfer to the account maintained with DTC, pursuant to the procedures set forth in the Prospectus under "The Exchange Offer -- Procedures for Tendering and Consenting" and instructions are not being transmitted through ATOP. DTC Participants must tender Old Notes through ATOP. Holders who tender their Old Notes through DTC's ATOP shall be bound by, but need not complete, this Consent and Letter of Transmittal; thus, a Consent and Letter of Transmittal need not accompany tenders effected through ATOP.

     For a holder properly to tender Old Notes and deliver Consents in respect of such Old Notes pursuant to the Exchange Offer, a properly completed and duly executed Consent and Letter of Transmittal (or a manually signed facsimile thereof), together with any signature guarantees and any other documents required by these Instructions, or, if applicable, a properly transmitted Agent's Message, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date and either (a) certificates representing such Old Notes must be received by the Exchange Agent at one of its addresses or (b) such Old Notes must be transferred pursuant to the procedures for book-entry transfer described in the Prospectus under "The Exchange
Offer -- Procedures for Tendering and Consenting" and a Book-Entry Confirmation must be received by the Exchange Agent, in each case, on or prior to the Expiration Date, as applicable.

     The method of delivery of this Consent and Letter of Transmittal, the Old Notes and all other required documents, including delivery through DTC and acceptance of Agent's Message transmitted through ATOP, is at the option and risk of the tendering holder. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed for such documents to reach the Exchange Agent.

     No alternative, conditional or contingent tenders shall be accepted. All tendering holders, by execution of this Consent and Letter of Transmittal (or a manually signed facsimile thereof) or delivery of an Agent's Message, waive any right to receive any notice of the acceptance of their Old Notes for exchange.

     3. CONSENTS TO PROPOSED AMENDMENTS. A valid tender of Old Notes will be deemed delivery of a Consent to the Proposed Amendments. To be eligible to receive a consent payment, a holder must validly tender (and not withdraw) Old Notes by the time Hawk notifies the Trustee for the Old Notes that it has received valid and unrevoked Consents representing a majority in aggregate principal amount of the Old Notes. A valid Consent may be given only by a holder or its attorney-in-fact. A Beneficial Owner who is not a holder must arrange with the holder to execute and deliver a Consent on its behalf, obtain a properly completed irrevocable proxy that authorizes such Beneficial Owner to Consent to the Proposed Amendments on behalf of such holder or become a holder. Notwithstanding the foregoing, any DTC Participant which has Old Notes credited to its DTC account at any time (and thereby held of record by DTC's nominee) may directly provide a Consent to the Proposed Amendments as though it were the registered holder by so completing, executing and delivering the Consent and Letter of Transmittal.

     4. WITHDRAWAL OF TENDERS AND REVOCATION OF CONSENTS. The valid withdrawal of tendered Old Notes will be deemed to be a revocation of a holder's Consent to the Proposed Amendments, and the revocation of a holder's Consent will be deemed a withdrawal of tendered Old Notes. A holder may withdraw tenders of Old Notes at any time prior to the time Hawk notifies the Trustee of the Old Notes that it has received the valid and unrevoked Consents representing a majority in aggregate principal amount of Old Notes. Hawk will announce whether it has received the Required Consents by no later than 9:00 a.m., New York City time, on the first business day following their receipt. A holder may not withdraw Consents of Old Notes subsequent to that time.

     Beneficial Owners desiring to withdraw Old Notes previously tendered should contact the DTC Participant that holds its Old Notes. In order to withdraw Old Notes previously tendered, a DTC Participant may, prior to the applicable Consent Payment Deadline, withdraw its instruction previously transmitted through ATOP by:

     (i) withdrawing its acceptance through ATOP, or

     (ii) delivering to the Exchange Agent by mail, hand delivery or facsimile transmission, notice of withdrawal of the instruction.

     The notice of withdrawal must contain the name and number of the DTC Participant. Withdrawal of a prior instruction will be effective upon receipt of the notice of withdrawal by the Exchange Agent. All signatures on a notice of withdrawal must be guaranteed by a Medallion Signature Guarantor, except that signatures on the notice of withdrawal must be guaranteed if the Old Notes being withdrawn are hold for the account of an Eligible Institution. A withdrawal of an instruction must be executed by a DTC Participant in the same manner as the DTC Participant's name appears on its transmission through ATOP to which the withdrawal relates. A DTC Participant may withdraw a tender only if such withdrawal complies with the provisions described in this paragraph.

     Withdrawal of tenders of Old Notes may not be rescinded, and any Old Notes properly withdrawn will thereafter be deemed not validly tendered for purposes of the Exchange Offer. Properly withdrawn Old Notes may, however, be retendered by again following one of the procedures described in the Prospectus under "The Exchange Offer -- Procedures for Tendering and Consenting" prior to the Expiration Date.

     ALL QUESTIONS AS TO THE VALIDITY, FORM AND ELIGIBILITY (INCLUDING TIME OF RECEIPT) OF NOTICES OF WITHDRAWAL OF OLD NOTES WILL BE DETERMINED BY HAWK, IN ITS SOLE DISCRETION (WHOSE DETERMINATION SHALL BE FINAL AND BINDING). NONE OF HAWK, THE EXCHANGE AGENT, THE INFORMATION AGENT, THE TRUSTEE OR ANY OTHER PERSON WILL BE UNDER ANY DUTY TO GIVE NOTIFICATION OF ANY DEFECTS OR IRREGULARITIES IN ANY NOTICE OF WITHDRAWAL OR REVOCATION OF TENDERED OLD NOTES, OR INCUR ANY LIABILITY FOR FAILURE TO GIVE ANY SUCH NOTIFICATION.

     5. PARTIAL TENDERS. Tenders of Old Notes pursuant to the Exchange Offer will be accepted only in principal amounts equal to $1,000 or integral multiples thereof. If less than the entire principal amount of any Old Notes evidenced by a submitted certificate is tendered, the tendering holder must fill in the principal amount tendered in the last column of the box entitled "Description of Old Notes" herein. Book-entry transfers to the Exchange Agent should be made in the exact principal amount of Old Notes tendered in respect of which a Consent is given. The entire principal amount represented by the certificates for all Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Old Notes is not tendered or, if tendered, not accepted for exchange, certificates for the principal amount of Old Notes not tendered or, if tendered, not accepted for exchange will be sent (or, if tendered by book-entry transfer, returned by credit to the account at DTC designated herein) to the holder unless otherwise provided in the appropriate box in this Consent and Letter of Transmittal (see Instruction 7) promptly after the Old Notes are accepted for exchange.

     6. SIGNATURES ON THIS CONSENT AND LETTER OF TRANSMITTAL, BOND POWERS AND ENDORSEMENT; GUARANTEE OF SIGNATURES. If this Consent and Letter of Transmittal is signed by the registered holder(s) of the Old Notes tendered hereby or with respect to which Consent is given, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever. If this Consent and Letter of Transmittal is signed by a Participant in DTC whose name is shown as the owner of the Old Notes tendered hereby, the signature must correspond with the name shown on the security position listing the owner of the Old Notes.

     IF THIS CONSENT AND LETTER OF TRANSMITTAL IS EXECUTED BY A HOLDER OF OLD NOTES WHO IS NOT THE REGISTERED HOLDER, THEN THE REGISTERED HOLDER MUST SIGN A VALID PROXY, WITH THE SIGNATURE OF SUCH REGISTERED HOLDER GUARANTEED BY A MEDALLION

SIGNATURE GUARANTOR, UNLESS THE SIGNATURE IS THAT OF AN ELIGIBLE INSTITUTION. SUCH TENDER MUST ALSO BE ACCOMPANIED BY A VALID CONSENT OR PROXY OF SUCH REGISTERED HOLDER(S), SINCE OLD NOTES MAY NOT BE TENDERED WITHOUT A CONSENT TO THE PROPOSED AMENDMENTS AND ONLY REGISTERED HOLDER(S) ARE ENTITLED TO PROVIDE CONSENTS TO THE PROPOSED AMENDMENTS. SIGNATURES ON SUCH CONSENTS OR PROXY MUST BE GUARANTEED BY A MEDALLION SIGNATURE GUARANTOR UNLESS THE SIGNATURE IS THAT OF AN ELIGIBLE INSTITUTION.

     If any of the Old Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Consent and Letter of Transmittal. If any tendered Old Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Consent and Letter of Transmittal and any necessary accompanying documents as there are different names in which certificates are held.

     If this Consent and Letter of Transmittal is signed by the holder, the certificates for any principal amount of Old Notes not tendered or accepted for exchange are to be issued (or if any principal amount of Old Notes that is not tendered or not accepted for exchange is to be reissued or returned) to or, if tendered by book-entry transfer, credited to the account at DTC of, the registered holder, and accrued and unpaid interest in respect of such Old Notes are to be issued to the order of the registered holder, then the registered holder need not endorse any certificates for tendered Old Notes, nor provide a separate bond power. In any other case (including if this Consent and Letter of Transmittal is not signed by the registered holder), the registered holder must either properly endorse the certificates for Old Notes tendered or transmit a separate properly completed bond power with this Consent and Letter of Transmittal (in either case, executed exactly as the name(s) of the registered holder(s) appear(s) on such Old Notes, and, with respect to a Participant in DTC whose name appears on a security position listing as the owner of Old Notes, exactly as the name(s) of the Participant(s) appear(s) on such security position listing), with the signature on the endorsement or bond power guaranteed by a Medallion Signature Guarantor, unless such certificates or bond powers are executed by an Eligible Institution. See Instruction 1.

     If this Consent and Letter of Transmittal or any certificates of Old Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and submit with this Consent and Letter of Transmittal the proper evidence satisfactory to Hawk of their authority so to act.

     When this Consent and Letter of Transmittal is signed by the registered holder(s) of the Old Notes listed and transmitted hereby, no endorsements of Old Notes or separate instruments of transfer are required unless payment is to be made, or Old Notes not tendered or purchased, are to be issued, to a person other than the registered holder(s), in which case the signatures on such Old Notes or instruments of transfer must be guaranteed by a Medallion Signature Guarantor.

     Endorsements on certificates for Old Notes, and signatures on bond powers and proxies provided in accordance with this Instruction 6 by registered holders not executing this Consent and Letter of Transmittal must be guaranteed by a Medallion Signature Guarantor. See Instruction 1.

     7. SPECIAL ISSUANCE AND SPECIAL DELIVERY INSTRUCTIONS. Tendering holders should indicate in the applicable box or boxes the name and address to which Old Notes for principal amounts not tendered or, if tendered, not accepted for exchange, or accrued and unpaid interest in respect of such Old Notes to be made in connection with the Exchange Offer is to be issued, if different from the name and address of the registered holder signing this Consent and Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification number ("TIN") or social security number ("SSN") of the person named must also be indicated. If no instructions are given, Old Notes not tendered or, if tendered, not accepted for exchange, will be returned to the registered holder of the Old Notes tendered. For holders of Old Notes tendering by book-entry transfer, Old Notes not tendered or not accepted for exchange will be returned by crediting the account at DTC designated above.

     ALL TENDERING HOLDERS HOLDING CERTIFICATED OLD NOTES MUST COMPLETE THE BOX "DELIVERY INSTRUCTIONS FOR NEW NOTES" TO RECEIVE THE NEW NOTES.

     8. TAXPAYER IDENTIFICATION NUMBER. Each tendering holder is required to provide the Exchange Agent with the holder's correct TIN, generally the holder's social security or federal employer identification number, on Substitute Form W-9, which is provided under "Important Tax Information" below, or, alternatively, to establish another basis for exemption from backup withholding. A holder must cross out item (2) in the Certification box on Substitute Form W-9 if such holder is subject to backup withholding. Failure to provide the information on the form may subject the tendering holder to federal income tax backup withholding (currently at the rate of 30%) on payments made to the holder or other payee with respect to Old Notes exchanged pursuant to the Exchange Offer. The box in Part 3 of the form should be checked if the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the Exchange Agent is not provided with a TIN within 60 days, thereafter the Exchange Agent will make the required withholding from all such payments with respect to the Old Notes to be exchanged until a TIN is provided to the Exchange Agent.

     9. TRANSFER TAXES. Hawk will pay all transfer taxes applicable to the exchange and transfer of Old Notes pursuant to the Exchange Offer, except in the case of deliveries of certificates for Old Notes for principal amounts not tendered or, if tendered, that are registered or issued in the name of any person other than the holder of Old Notes tendered hereby. Except as provided in this Instruction 9, it will not be necessary for transfer stamps to be affixed to the certificates listed in this Consent and Letter of Transmittal.

     10. IRREGULARITIES. All questions as to the validity, form, eligibility (including time of receipt) and acceptance of any tendered Old Notes pursuant to any of the procedures described above will be determined by Hawk in its sole discretion (whose determination shall be final and binding). Hawk expressly reserves the absolute right, in its sole discretion, subject to applicable law, to reject any or all tenders of any Old Notes determined by it not to be in proper form or if the issuance of the New Notes in exchange for such Old Notes may, in the opinion of Hawk's counsel, be unlawful. Hawk also reserves the absolute right, in its sole discretion, subject to applicable law, to waive any defect or irregularity in any tender with respect to Old Notes of any particular holder, whether or not similar defects or irregularities are waived in the case of other holders. Hawk's interpretation of the Terms and Conditions of the Exchange Offer (including this Consent and Letter of Transmittal and the Instructions thereto) will be final and binding. None of Hawk, the Exchange Agent, the Information Agent, the Trustee or any other person will be under any duty to give notification of any defects or irregularities in tenders or will incur any liability for failure to give any such notification. If Hawk waives its right to reject a defective tender of Old Notes, the holder will, subject to the terms of the Exchange Offer, be entitled to the New Notes, plus accrued and unpaid interest on such Old Notes through the third business day following the Expiration Date of the Exchange Offer, or as soon as practicable thereafter.

     11. WAIVER OF CONDITIONS. Hawk expressly reserves the absolute right, in its sole discretion, to amend or waive any of the conditions to the Exchange Offer in the case of any Old Notes tendered, in whole or in part, at any time and from time to time.

     12. MUTILATED, LOST, STOLEN, OR DESTROYED CERTIFICATES FOR OLD NOTES. Any holder of Old Notes whose certificates for Old Notes have been mutilated, lost, stolen or destroyed should write to: HSBC Bank USA, One Hanson Place, Lower Level, Brooklyn, New York 11243; or telephone: (718) 488-4475.

     13. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions relating to the procedure for tendering Old Notes and consenting to the Proposed Amendments and requests for assistance or additional copies of the Prospectus and this Consent and Letter of Transmittal may be directed to, and additional information about the Exchange Offer may be obtained from, the Information Agent, whose addresses and telephone numbers appear on the back page of this Consent and Letter of Transmittal.

                           IMPORTANT TAX INFORMATION

     Under U.S. federal income tax laws, a holder whose tendered Old Notes are accepted for exchange is required to provide the Exchange Agent (as payer) with such holder's correct TIN on substitute Form W-9 below or otherwise establish a basis for exemption from backup withholding. If such holder is an individual, the TIN is his or her social security number. If the Exchange Agent is not provided with the TIN, a $50 penalty may be imposed by the Internal Revenue Service, and payments made with respect to Old Notes exchanged pursuant to the Exchange Offer may be subject to backup withholding. Failure to comply truthfully with the backup withholding requirements also may result in the imposition of severe criminal and/or civil fines and penalties.

     Certain holders (including, among others, all corporations and certain foreign persons) are not subject to these backup withholding requirements. Exempt holders should furnish their TIN, write "Exempt" on the face of the Substitute Form W-9, and sign, date and return the Substitute Form W-9 to the Exchange Agent. A foreign person, including entities, may GENERALLY qualify as an exempt recipient by submitting to the Exchange Agent a properly completed Internal Revenue Service Form W-8 BEN, signed under penalties of perjury, attesting to that holder's foreign status. A Form W-8 BEN can be obtained from the Exchange Agent. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

     If backup withholding applies, the Exchange Agent is required to withhold a portion (currently 30%) of any payments made to the holder or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup withholding on payments, the holder is required to provide the Exchange Agent with either: (i) the holder's correct TIN by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such holder is awaiting a TIN) and that (a) the holder has not been notified by the Internal Revenue Service that the holder is subject to backup withholding as a result of failure to report all interest or dividends or (b) the Internal Revenue Service has notified the holder that the holder is no longer subject to backup withholding; or (ii) an adequate basis for exemption.

WHAT NUMBER TO GIVE THE EXCHANGE AGENT

     The holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the registered holder of the Old Notes. If the Old Notes are held in more than one name or are held not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

--------------------------------------------------------------------------------

                                   SUBSTITUTE
                                    FORM W-9
                           DEPARTMENT OF THE TREASURY
                            INTERNAL REVENUE SERVICE
                          PAYER'S REQUEST FOR TAXPAYER
                             IDENTIFICATION NUMBER
                           ("TIN") AND CERTIFICATION



                                            Part 1 --                        ---------------------------------------------
                                            PLEASE PROVIDE YOUR TIN          Social Security Number(s)
                                            IN THE BOX AT RIGHT
                                            AND CERTIFY BY SIGNING           OR
                                            AND DATING BELOW.                ---------------------------------------------
                                                                             Employer Identification Number(s)
                                          --------------------------------------------------------------------------------
                                                                             Part 3 -- Awaiting TIN [ ]
                                          --------------------------------------------------------------------------------
                                            Part 2 -- CERTIFICATION -- UNDER PENALTIES OF PERJURY, I CERTIFY THAT:
                                            (1) The number shown on this form is my correct Taxpayer Identification number
                                            (or I am waiting for a number to be issued to me),
                                            (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service
                                            ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
                                            (3) I am a U.S. person (including a U.S. resident alien).

--------------------------------------------------------------------------------
 CERTIFICATION INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.
--------------------------------------------------------------------------------

 Name

 Check appropriate box:     [ ] Individual/Sole Proprietor [ ] Corporation
                            [ ] Partnership     [ ] Other
                            [ ] Exempt From Backup Withholding

 Address

 City, State and Zip Code

 Signature

 Dated
--------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A $50 PENALTY
      IMPOSED BY THE INTERNAL REVENUE SERVICE AND BACKUP WITHHOLDING OF 30% OF ANY PAYMENTS MADE TO YOU PURSUANT TO AN OFFER TO EXCHANGE AND SOLICITATION OF CONSENT. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

NOTE: YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART
      3 OF THE SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 30% of all reportable payments made to me thereafter will be withheld until I provide my taxpayer identification number to the payer and that, if I do not provide my taxpayer identification number within sixty days, such retained amounts shall be remitted to the IRS as a backup withholding.

Signature --------------------------------------------------  Date -------------

     Any questions or requests for assistance or additional copies of the Prospectus or this Consent and Letter of Transmittal may be directed to the Information Agent at the telephone numbers and address listed below. A holder may also contact such holder's broker, dealer, commercial bank or trust company or nominee for assistance concerning the Exchange Offer.

                The Information Agent for the Exchange Offer is:

                             D.F. KING & CO., INC.
                                77 Water Street
                            New York, New York 10005
                           Attention: Edward McCarthy
             Banks and Brokerage Firms, Please Call: (212) 269-5550
                   All Others Call Toll-free: (800) 290-6430
                            ------------------------

                 The Exchange Agent for the Exchange Offer is:

                                  [HSBC LOGO]
                            ------------------------

                  By Mail, Overnight Courier or Hand Delivery:

                                 HSBC Bank USA
                                One Hanson Place
                                  Lower Level
                            Brooklyn, New York 11243

                 By Facsimile (for Eligible Institutions only):
                                 (718) 488-4488
                             Confirm by Telephone:
                                 (718) 488-4475